1933 Act File Numbers 333-125751, 333-143964 and 333-140895
                                                                    Rule 497(e)

                       SUPPLEMENT DATED FEBRUARY 19, 2008

        TO EACH STATEMENT OF ADDITIONAL INFORMATION OF EACH SERIES IN THE FIRST TRUST EXCHANGE-TRADED FUND, DATED FEBRUARY 14, 2007, MAY 1, 2007,
                  MAY 10, 2007, MAY 18, 2007 AND JUNE 18, 2007,
      THE FIRST TRUST EXCHANGE-TRADED FUND II, DATED NOVEMBER 20, 2007 AND
                             JANUARY 28, 2008, AND
                 THE FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND,
                  DATED NOVEMBER 28, 2007 (EACH, THE "FUND"):

         Please be advised that the Custodian, Distributor, Transfer Agent, Fund Accounting Agent, Index Provider and Exchange section of each Fund's Statement of Additional Information is hereby revised to add the following paragraph as the second paragraph under the Distributor sub-section:

The Adviser may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Adviser's available resources to make these payments include profits from advisory fees received from the Funds. The services the Adviser may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

                   PLEASE READ AND RETAIN FOR FUTURE REFERENCE